WRL FINANCIAL FREEDOM BUILDER®

issued through

WRL Series Life Account

By

Transamerica Life Insurance Company

Updating Summary Prospectus

May 1, 2022

This updating summary prospectus provides updated information about the Transamerica® Freedom Elite Builder II (the “Policy”), a flexible premium variable life insurance policy issued by us, Transamerica Life Insurance Company.

The prospectus for the Policy contains more information about the Policy including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at tlic.transamerica.com. You can also obtain this information at no cost by calling 1-800-851-9777.

Additional general information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction	Direct or Send to

Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)

Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)

Electronic Transaction	tlic.transamerica.com

Payments made by check	PO Box 429, Cedar Rapids IA 52406-0429 or 6400 C St. SW, Cedar Rapids IA 52499-7463

Claims, general correspondence, and notices	Mailing Address: 6400 C St. SW, Cedar Rapids IA 52499-0001

SPECIAL TERMS

administrative office	Our administrative office address is 6400 C St. SW, Cedar Rapids IA 52499-0001. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other fax requests). Our administrative office serves as the recipient of all website (tlic.transamerica.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Please do not send any checks, claims, correspondence, or notices to this office; send them to the mailing address.

beneficiary(ies)	The person or persons you select to receive the Policy’s death benefit.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest and, if the insured dies during the grace period, any charges that are due and unpaid.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

insured	The person whose life is insured by the Policy.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough value in the Policy to pay monthly deductions, the surrender charge, and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of the Policy’s grace period.

mutual fund company(ies)	A management investment company registered with the SEC. The Policy allows you to invest in the portfolio companies (also known as underlying fund portfolios) of the mutual fund companies through our subaccounts.

Policy	The Transamerica® Freedom Elite Builder II flexible premium variable life insurance policy, a contract between us and you that describes the terms of your life insurance policy.

portfolio company(ies)	Investment options made available by mutual fund companies under the Policy. Also referred to as underlying fund portfolio(s).

premiums	All payments you make under the Policy other than loan repayments.

specified amount	The amount of life insurance coverage under your Policy.

surrender charge	A charge you pay if you withdraw money from your Policy or fully surrender your Policy during certain defined time periods.

termination	When the insured’s life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

we, us, our, the Company (Transamerica )	Transamerica Life Insurance Company.

you, your (Owner or policyowner)	The person entitled to exercise all rights as the owner under the Policy.

UPDATED INFORMATION ABOUT YOUR POLICY

The following is a summary of certain policy features that have changed since the prospectus dated May 1, 2021. This may not reflect all of the changes that have occurred since you entered into your Policy.

Summary Of Recent Policy Changes:

The information in this Updating Summary Prospectus is a summary of certain policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since you entered into your Policy.

• For changes in the names of certain portfolio companies and/or Advisers/Subadvisors please refer to Appendix: Portfolio Companies Available Under The Policy

• For updated portfolio expense information please refer to “Important Information You Should Consider About This Policy” and Appendix: Portfolios Available Under The Policy

• For updated portfolio company performance information please refer to Appendix: Portfolio Companies Available Under The Policy

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals

If you withdraw (or surrender) money from your Policy during the first 15 Policy years, you will be assessed a surrender charge. The maximum surrender charge depends on when your Policy was issued, but will not be greater than $57.00 per $1,000 of the Policy’s initial specified amount (or increase in specified amount).

For example, if you purchased a Policy with an initial specified amount of $100,000 and were to withdraw $50,000 during the surrender charge period, the maximum surrender charge would be $57,000.

Fee Tables Charges and Deductions
Transaction Charges

In addition to surrender charges for early withdrawals, you may also be charged for other transactions. There may be front-end loads on premium payments, charges for transfers between investment options, and administrative charges for withdrawals.

We reserve the right to deduct a charge for special services, including overnight delivery and wire service fees.

Fee Tables Charges and Deductions Cash Withdrawals
Pro Rata Decrease Charge	If you decrease the specified amount during the first 15 Policy years we will deduct a decrease charge from your cash value equal to the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.			Fee Tables Charges and Deductions
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and that such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the schedule page of your Policy for rates applicable to your Policy.

These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the owner ; if such charges were reflected, your fees and expenses would be higher.

You will also bear expenses associated with the portfolios under the Policy to which you have allocated cash value, as shown in the following table:

Fee Tables Charges and Deductions Appendix: Portfolios Available Under the Policy.
	Annual Fee	Minimum	Maximum
	Portfolio Company [1] (fund fees and expenses)	0.29%	1.68%
[1] As a percentage of Portfolio Company assets.
RISKS				Location in Prospectus

Risk of Loss	You can lose money by investing in this Policy, including loss of principal.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members or other beneficiaries. The benefits of tax deferral also mean the Policy is more beneficial to investors with a long-term investment horizon. You may pay substantial charges if you take withdrawals or fully surrender the Policy during the surrender charge period.

Risks Associated with Investment Options

•  An investment in the Policy is subject to the risk of poor investment performance. The investment performance of your Policy can vary depending on the performance of the investment options that you choose.

•  Each investment option (including the fixed account option) has its own unique risks.

•  You should review the investment options carefully before making an investment decision.

Insurance Company Risks	An investment in the Policy is subject to the risks related to Transamerica. Any obligations (including under the fixed account option), guarantees, and benefits under the Policy are subject to our claims-paying ability. More information about Transamerica, including our financial strength ratings, is available by visiting tlic.transamerica.com or calling toll-free (800) 851-9777.			Principal Risks of Investing in the Policy

Contract Lapse	Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Policy to lapse. There are costs associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.

RESTRICTIONS		Location in Prospectus

Investments

•  There may be a $25 charge for each transfer in excess of 12 transfers per Policy year.

•  Transfers from the fixed account option may be subject to significant restrictions related to the number of transfers per Policy Year and amounts transferred.

•  The fixed account option may not be available for investment depending on when you applied for your Policy and where it was issued.

•  We reserve the right to remove or substitute portfolios as investment options under the Policy.

Fee Tables The Fixed Account State Variations Addition, Deletion, or Substitution of Portfolios

Optional Benefits

•  Supplemental insurance benefits are available only to insureds within certain age ranges, are subject to minimum and/or maximum specified amounts, and are subject to termination conditions.

•  Certain benefits cannot be elected after Policy purchase.

•  Certain benefits cannot be elected in combination with other benefits.

•  We stop offering an optional benefit at any time.

•  If you elect to pay third party advisory fees from your contract value, then this deduction will reduce the death benefits and other guaranteed benefits and may be subject to a federal and state income tax and a 10% federal penalty tax.

Other Benefits Under the Policy Third Party Asset Allocation Services

TAXES		Location in Prospectus

Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

If you purchased the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

Earnings on your Policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations

CONFLICT OF INTEREST		Location in Prospectus

Investment Professional Compensation

Your investment professional may receive compensation for selling this

Policy to You, in the form of commissions, additional cash benefits (e.g.,

bonuses), and non-cash compensation. Our affiliate, Transamerica Capital,

Inc. (“TCI”) is the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses.

Our affiliate, Transamerica Capital, Inc. (“TCI”) is the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.

Revenues We Receive Compensation to Broker-Dealers Selling the Policies

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing Policy.	Compensation to Broker-Dealers Selling the Policies Tax-Free Section 1035 Exchanges

APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY

The following is a list of portfolio companies available under the Policy, which are subject to change as discussed in this prospectus.

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at: http://dfinview.com/Transamerica/TAHD/959393695?site=VAVUL. You can also request this information at no cost by calling our administrative Office at 1-800-851-9777.

The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance

			Average Annual Total Returns (as of 12/31/2021)
Investment Type	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses[1]	1 Year	5 Year	10 Year
Multi-asset	AB Balanced Hedged Allocation Portfolio[10] (Adviser: AllianceBernstein L.P.)	1.01%	13.36%	9.64%	9.00%
U.S. Equity	Fidelity VIP Index 500 Portfolio (Adviser: Fidelity Management & Research Company) (Sub-Advisers: FMR Co., Inc.; Geode Capital Management, LLC)	0.35%	1.78%	11.58%	28.26%
	Fidelity VIP Contrafund® Portfolio* (Adviser: Fidelity Management & Research Company) (Sub-Advisers: FMR Co., Inc)	0.85%	-2.78%	7.76%	27.51%
	Fidelity VIP Equity Income Portfolio* (Adviser: Fidelity Management & Research Company) (Sub-Advisers: FMR Co., Inc)	0.76%	24.60%	17.71%	0.66%
	Fidelity VIP Growth Opportunities Portfolio* (Adviser: Fidelity Management & Research Company) (Sub-Advisers: FMR Co., Inc)	0.63%	22.90%	0.55%	-0.03%
Allocation	Franklin Allocation VIP Fund[5] (Adviser: Franklin Advisers, Inc)	0.92%	11.54%	8.54%	8.85%
U.S. Equity	ProFund VP Mid-Cap[2] (Adviser: ProFund Advisors LLC)	1.61%	22.21%	10.57%	11.75%
	ProFund VP NASDAQ-100[2] (Adviser: ProFund Advisors LLC)	1.68%	24.80%	26.01%	20.70%
	ProFund VP Small-Cap[2] (Adviser: ProFund Advisors LLC)	1.68%	12.88%	9.85%	11.22%
	ProFund VP Small-Cap Value[2] (Adviser: ProFund Advisors LLC)	1.68%	28.56%	8.43%	11.60%
International Equity	ProFund VP Asia 30[2] (Adviser: ProFund Advisors LLC)	1.62%	-18.52%	8.58%	6.04%
	ProFund VP Emerging Markets[2] (Adviser: ProFund Advisors LLC)	1.68%	-18.01%	7.82%	2.56%
	ProFund VP Europe 30[2] (Adviser: ProFund Advisors LLC)	1.68%	24.53%	6.48%	5.47%
	ProFund VP International[2] (Adviser: ProFund Advisors LLC)	1.60%	8.82%	6.91%	5.45%
	ProFund VP Japan[2] (Adviser: ProFund Advisors LLC)	1.68%	3.89%	8.63%	11.70%
Sector Equity	ProFund VP Basic Materials[2] (Adviser: ProFund Advisors LLC)	1.68%	25.63%	11.77%	8.80%
	ProFund VP Consumer Services[2] (Adviser: ProFund Advisors LLC)	1.68%	10.23%	16.00%	15.97%
	ProFund VP Financials[2] (Adviser: ProFund Advisors LLC)	1.66%	30.10%	12.00%	14.05%
	ProFund VP Oil & Gas[2] (Adviser: ProFund Advisors LLC)	1.68%	51.93%	-3.55%	-1.01%
	ProFund VP Pharmaceuticals[2] (Adviser: ProFund Advisors LLC)	1.67%	11.20%	8.11%	10.07%
	ProFund VP Telecommunications[2] (Adviser: ProFund Advisors LLC)	1.68%	18.41%	3.10%	6.57%

			Average Annual Total Returns (as of 12/31/2021)
Investment Type	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses[1]	1 Year	5 Year	10 Year
	ProFund VP Utilities[2] (Adviser: ProFund Advisors LLC)	1.68%	15.41%	9.52%	9.26%
Bond	ProFund VP Access High Yield[2,3] (Adviser: ProFund Advisors LLC)	1.68%	0.27%	3.25%	5.11%
Geared	ProFund VP Bull[2,3] (Adviser: ProFund Advisors LLC)	1.63%	26.33%	16.17%	14.30%
	ProFund VP Falling U.S. Dollar[2,3] (Adviser: ProFund Advisors LLC)	1.68%	-8.03%	-0.89%	-3.66%
	ProFund VP Precious Metals[2,3] (Adviser: ProFund Advisors LLC)	1.68%	-8.94%	8.49%	-4.44%
	ProFund VP Short Emerging Markets[2,3] (Adviser: ProFund Advisors LLC)	1.61%	9.96%	-13.59%	-9.25%
	ProFund VP Short International[2,3] (Adviser: ProFund Advisors LLC)	1.58%	-13.40%	-11.45%	-10.78%
	ProFund VP Short Nasdaq-100[2,3] (Adviser: ProFund Advisors LLC)	1.68%	-25.13%	-25.87%	-22.23%
	ProFund VP Short Small-Cap[2,3] (Adviser: ProFund Advisors LLC)	1.68%	-19.05%	-16.20%	-16.62%
	ProFund VP UltraNasdaq100[2,3] (Adviser: ProFund Advisors LLC)	1.68%	52.51%	50.67%	41.05%
	ProFund VP UltraSmall-Cap10[2,3] (Adviser: ProFund Advisors LLC)	1.68%	23.30%	14.10%	19.59%
	ProFund VP U.S. Government Plus[2,3] (Adviser: ProFund Advisors LLC)	1.38%	-7.08%	6.54%	3.70%
Money Market	ProFund VP Government Money Market[2] (Adviser: ProFund Advisors LLC)	1.35%	0.01%	0.25%	0.14%
U.S. Equity	Transamerica Aegon Sustainable Equity Income VP (Adviser: Transamerica Asset Management) (Sub-Adviser: Aegon Asset Management UK plc)	0.69%	22.42%	7.69%	10.10%
	Transamerica Janus Mid-Cap Growth VP (Adviser: Transamerica Asset Management) (Sub-Adviser: Janus Henderson Investors US LLC)	0.82%	17.30%	19.49%	13.15%
	Transamerica JPMorgan Enhanced Index VP (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.62%	30.12%	18.46%	16.41%
	Transamerica JPMorgan Mid Cap Value VP** (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.87%	29.19%	10.58%	12.94%
	Transamerica Morgan Stanley Capital Growth VP5 (Adviser: Transamerica Asset Management) (Sub-Adviser: Morgan Stanley Investment Management Inc.)	0.72%	14.25%	9.58%	8.33%
	Transamerica Small/Mid Cap Value VP (Sub-Advisers: Systematic Financial Management L.P.; Thompson, Siegel & Walmsley, LLC)	0.82%	28.12%	11.31%	12.91%
	Transamerica T. Rowe Price Small Cap VP (Adviser: Transamerica Asset Management) (Sub-Adviser: T. Rowe Price Associates, Inc.)	0.81%	11.37%	15.75%	15.44%
	Transamerica WMC US Growth VP (Adviser: Transamerica Asset Management) (Wellington Management Company, LLP)	0.64%	20.67%	24.60%	18.58%
International Equity	Transamerica International Focus VP6 (Adviser: Transamerica Asset Management) (Sub-Adviser: Epoch Investment Partners, Inc.)	0.82%	10.82%	12.37%	9.39%
	Transamerica JPMorgan International Moderate Growth VP4,5 (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.90%	9.25%	9.74%	7.21%

			Average Annual Total Returns (as of 12/31/2021)
Investment Type	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses[1]	1 Year	5 Year	10 Year
Sector Equity	Transamerica BlackRock Global Real Estate Securities VP (Adviser: Transamerica Asset Management) (Sub-Adviser: BlackRock Investment Management, LLC)	0.79%	26.22%	9.53%	8.83%
Bond	Transamerica Aegon High Yield Bond VP3 (Adviser: Transamerica Asset Management) (Sub-Adviser: Aegon USA Investment Management, LLC)	0.62%	6.35%	6.01%	6.76%
	Transamerica Aegon U.S. Government Securities VP (Adviser: Transamerica Asset Management) (Sub-Adviser: Aegon USA Investment Management, LLC)	0.60%	-2.39%	3.14%	2.34%
	Transamerica JPMorgan Core Bond VP (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.52%	-1.03%	3.67%	2.96%
	Transamerica PIMCO Total Return VP (Adviser: Transamerica Asset Management) (Sub-Adviser: Pacific Investment Management Company LLC)	0.67%	-0.87%	3.81%	3.18%
Allocation	Transamerica BlackRock iShares Active Asset Allocation – Conservative VP4,7 (Adviser: Transamerica Asset Management) (Sub-Adviser: BlackRock Investment Management, LLC)	0.59%	5.98%	6.62%	5.17%
	Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP4,8 (Adviser: Transamerica Asset Management) (Sub-Adviser: BlackRock Investment Management, LLC)	0.64%	7.94%	6.10%	5.65%
	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP4,9 (Adviser: Transamerica Asset Management) (Sub-Adviser: BlackRock Investment Management, LLC)	0.59%	8.52%	6.84%	5.57%
	Transamerica BlackRock iShares Edge 40 VP (Adviser: Transamerica Asset Management) (Sub-Adviser: BlackRock Investment Management, LLC)	0.38%	6.09%	7.13%	5.64%
	Transamerica BlackRock Tactical Allocation VP4 (Adviser: Transamerica Asset Management) (Sub-Adviser: BlackRock Investment Management, LLC)	0.76%	7.91%	9.05%	7.81%
	Transamerica Janus Balanced VP (Adviser: Transamerica Asset Management) (Sub-Adviser: Janus Henderson Investors US LLC)	0.75%	15.71%	13.68%	11.20%
	Transamerica JPMorgan Asset Allocation – Conservative VP4, 5 (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.78%	5.90%	7.81%	6.02%
	Transamerica JPMorgan Asset Allocation – Growth VP4, 5 (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.86%	19.64%	16.01%	12.36%
	Transamerica JPMorgan Asset Allocation – Moderate Growth VP4, 5 (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.84%	13.95%	11.86%	9.47%
	Transamerica JPMorgan Asset Allocation – Moderate VP4,5 (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.80%	9.18%	9.60%	7.62%
	Transamerica JPMorgan Tactical Allocation VP (Adviser: Transamerica Asset Management) (Sub-Adviser: J.P. Morgan Investment Management Inc.)	0.81%	4.91%	6.90%	5.84%
	Transamerica Managed Risk – Balanced ETF VP (Adviser: Transamerica Asset Management) (Sub-Adviser: Milliman Financial Risk Management LLC)	0.38%	9.65%	7.64%	6.53%
	Transamerica Managed Risk – Growth ETF VP (Adviser: Transamerica Asset Management) (Sub-Adviser: Milliman Financial Risk Management LLC)	0.40%	14.25%	9.58%	8.33%

			Average Annual Total Returns (as of 12/31/2021)
Investment Type	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses[1]	1 Year	5 Year	10 Year
	Transamerica Morgan Stanley Global Allocation VP (Adviser: Transamerica Asset Management) (Sub-Adviser: Morgan Stanley Investment Management Inc.)	0.72%	8.42%	9.87%	7.93%
	Transamerica Multi-Managed Balanced VP (Adviser: Transamerica Asset Management) (Sub-Advisers: Aegon USA Investment Management, LLC; J. P. Morgan Investment Management Inc.)	0.61%	15.90%	10.85%	9.90%
	Transamerica PIMCO Tactical-Balanced VP4 (Adviser: Transamerica Asset Management) (Sub-Adviser: Pacific Investment Management Company LLC)	0.86%	17.04%	12.68%	11.20%
	Transamerica PIMCO Tactical-Conservative VP4 (Adviser: Transamerica Asset Management) (Sub-Adviser: Pacific Investment Management Company LLC)	0.87%	4.43%	7.38%	5.89%
	Transamerica PIMCO Tactical-Growth VP4 (Adviser: Transamerica Asset Management) (Sub-Adviser: Pacific Investment Management Company LLC)	0.88%	9.51%	9.22%	7.14%
Money Market	Transamerica BlackRock Government Money Market VP (Adviser: Transamerica Asset Management) (Sub-Adviser: BlackRock Investment Management, LLC)	0.29%	0.00%	0.79%	0.40%

1This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.

2The Policy’s market timing policy and procedures do not apply to this fund’s portfolio companies because they are designed to permit frequent transfers. See the portfolio prospectus for information about the risks and increased costs associated with portfolio companies that permit frequent trading. See also “Market Timing and Disruptive Trading” in the Policy’s prospectus for information about how frequent trading may impact your Policy.

3This portfolio may use investment techniques that are not associated with most mutual fund companies. You should be aware of the additional, potentially significant investment risks to which the portfolio may be subject. See the portfolio prospectus for more information.

4This portfolio employs managed volatility strategies. See the portfolio prospectus for information about the risks associated with managed volatility strategies. See also “The Portfolio companies – Portfolio companies with Managed Volatility Strategies” in the Policy’s prospectus for information about how such strategies may impact your Policy.

5Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of the mutual fund. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

6Effective on about November 1, 2021, Transamerica International Growth VP sub-advised by TDAM USA Inc. was renamed Transamerica International Focus VP. Effective January 1, 2022, the subadvisor changed to Epoch Investment Partners, Inc.

7Effective on or about November 1, 2021, Transamerica QS Investors Active Asset Allocation - Conservative VP was renamed Transamerica BlackRock iShares Active Asset Allocation - Conservative VP.

8Effective on or about November 1, 2021, Transamerica QS Investors Active Asset Allocation - Moderate VP was renamed Transamerica BlackRock iShares Active Asset Allocation - Moderate VP.

9Effective on or about November 1, 2021 Transamerica QS Investors Active Asset Allocation - Moderate Growth VP was renamed Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP.

10 Effective on or about May 1, 2022, AB Balanced Wealth Strategy Portfolio will be renamed AB Balanced Hedged Allocation Portfolio.

*Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio and the Fidelity VIP Growth Opportunities Portfolio is longer available for sale to new investors.

**Transamerica JPMorgan Mid Cap Value VP, previously offered as an investment option under your Policy, does not accept new investments from current or prospective investors.

NOTE: You should work with your investment professional to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at 1-800-851-9777 or write us at:

Transamerica Life Insurance Company

6400 C Street S.W.

Cedar Rapids, IA 52499

Reports and other information about the Separate Account are available on the SEC’s website at sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

SEC File No. 333-249151/811-4420

EDGAR Contract Identifier C000223620

5/2022